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               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                           FORM 8 - K

                         CURRENT REPORT


Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of
1934.

Date of Report (Date of earliest event reported): May 23, 2005
                                                  ------------

                 Alfa International Holdings Corp.
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    (Exact name of registrant as specified in its charter)


                   Alfa International Corp.
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                  (Former Name of Registrant)


   Delaware                0-17264            20-2876380
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(State or other          (Commission        (IRS Employer
jurisdiction of          File Number)       Identification
incorporation)                                  Number)


  350 Fifth Avenue, Suite 1103, New York, N.Y.            10118
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    (Address of principal executive offices)           (Zip Code)


Registrant's telephone number, including area code  (212)563-4141
                                                    --------------

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of Registrant under any of the following provisions:

[x] Written communication pursuant to Rule 425 under the Securities Act;
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act;
[ ] Pre-commencement communication pursuant to rule 14d-2(b) under the Exchange Act;
[ ] Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act.


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ITEM 1.01 Entry into a Material Definitive Agreement

On May 25, 2005 the Board of Directors and a majority of the shareholders of Alfa International Holdings Corp. (Registrant) [formerly Alfa International Corp.] approved the acquisition ("Acquisition") of Journey of Light, Inc. (JOL). The Board of Directors and a majority of the shareholders of JOL has also approved the Acquisition.

Consummation of the acquisition of JOL is subject to a number of conditions that are specified in the acquisition agreement including, among other matters, delivery of audited financial statements of JOL. In addition, there are a number of conditions precedent to the acquisition including, but not limited to, JOL, or a joint-venture company of which JOL is a member, or a third party company with which JOL has a contractual profit-sharing agreement with respect to the Qutopia Project shall have signed a memorandum of understanding with the Ministry of Tourism of the Sultanate of Oman with respect to the development of a real estate project in Oman known as the "Qutopia Project." Although management of Registrant and JOL have had several meetings relating to the finalization of this memorandum, at this time the Registrant is unable to predict when this memorandum will be executed as required by the acquisition agreement.

Assuming that all conditions precedent are complied with, at the closing each share of JOL capital stock will be exchanged for shares of Registrant's common stock. The number of Registrant's shares of common stock to be issued to the JOL Shareholders in exchange for each share of the outstanding JOL capital stock is equal to that number which is calculated by dividing the then outstanding common stock of Registrant (including shares reserved for issuance upon the conversion of its outstanding preferred stock) by the then outstanding JOL capital stock and carrying out such calculation to two (2) decimal places.


Item 7.01 Regulation FD Disclosure

On May 25, 2005 Registrant issued a press release relating to both the change of domicile by Registrant and the execution of the agreement to acquire JOL. A copy of this press release is filed as an exhibit hereto.


Item 8.01 Other Events

On May 23, 2005 Alfa's Board of Directors approved the change of its corporate domicile from New Jersey to Delaware and approved the merger ("Merger") of Alfa with and into Alfa International
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Holdings Corp. ("AIHC"), a Delaware corporation recently formed by
Alfa solely for the purpose of effecting its change of domicile. Pursuant to a joint written consent of a majority of Alfa's common stockholders approving the change of domicile, the Merger was approved and the appropriate certificates of merger were filed with the Secretaries of State of New York and Delaware. The Merger was effective as of May 25, 2005, the day that such certificates were so filed.


Exhibits

Exhibit: 99.4        Agreement and Plan of Merger, dated May 19,
                     2005, by and among Alfa International
                     Holdings Corp., Kuczynski Corp. (the merger subsidiary of Registrant) and Journey of Light, Inc.

Exhibit: Corresp.    Press Release date May 25, 2005








                           SIGNATURES
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Pursuant to the requirements of the Securities Exchange Act of
1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  May 27, 2005

                              ALFA International Holdings Corp.
                              ---------------------------------
                                   (Registrant)



                              BY: /s/ Frank J. Drohan
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                                   Frank J. Drohan,
                                   Chairman of the Board,
                                   President and Chief
                                   Executive Officer